Exhibit 99

CONTACT:	Media: Analysts:	Jon Harris Melissa Napier	1.312.614.8661 1.312.614.8739

HILLSHIRE BRANDS DELIVERS STRONG SECOND QUARTER

FULL YEAR EPS GUIDANCE RAISED TO $1.60-$1.70

CHICAGO, IL (Jan. 31, 2013) – The Hillshire Brands Company (NYSE: HSH) today reported earnings for the second quarter and first half of fiscal year 2013.

Second Quarter Highlights (continuing operations)

•	Adjusted[1] diluted EPS increased $0.14 to $0.62; reported diluted EPS increased $0.38 to $0.47

•	Adjusted and reported net sales increased by 2.5% and 0.7%, respectively, to $1.06 billion

•	Adjusted operating income increased $26 million to $127 million; reported operating income increased $76 million to $99 million

•	Full year 2013 guidance raised – new adjusted diluted EPS range of $1.60-$1.70

CEO Perspective

“Our business is continuing to perform well and I am very pleased with the progress we’re making,” said Sean Connolly, president and chief executive officer, The Hillshire Brands Company. “Our investment in MAP is strengthening our core brands, our innovation pipeline is becoming more robust, and we remain highly focused on managing costs. We also clearly benefited from favorable input costs, an area that we expect to become more challenging in calendar year 2013. Based on our strong first half results, and taking into account our outlook for the rest of the year, we are raising full year EPS guidance.”

[1]	The term “adjusted diluted EPS” and other financial measures identified as “adjusted” are explained and reconciled to comparable GAAP measures at the end of this release.

HILLSHIRE BRANDS DELIVERS STRONG SECOND QUARTER – PAGE 2

Key Financial Data, Continuing Operations

$ in millions, except per share

	Second Quarter			First Half
	2013	2012	% Change	2013	2012	% Change
Adjusted Net Sales	$1,060	$1,035	2.5%	$2,034	$1,988	2.3%
Reported Net Sales	1,060	1,053	0.7%	2,034	2,040	(0.3)%

Adj. Operating Income	127	101	25.8%	228	158	44.2%
Rep. Operating Income	99	23	NM	183	47	NM

Adj. Diluted EPS	0.62	0.48	29.2%	1.10	0.74	48.6%
Rep. Diluted EPS	0.47	0.09	NM	0.87	0.13	NM

Discussion of Second Quarter Continuing Operations Results

For the second consecutive quarter, Hillshire Brands posted increases in adjusted net sales and adjusted operating income versus the prior year quarter. The business has responded well to increased MAP investment and has also benefitted from deflationary input costs.

Retail

Net sales in the Retail segment increased 2.2% over the prior year quarter behind higher volumes and favorable mix. Strong performance in Jimmy Dean sandwiches, Aidells, and Hillshire Farm lunchmeat fueled the volume gains in the quarter. Hillshire Farm seasonal items also performed well. Additionally, Hillshire Farm lunchmeat’s packaging improvements and product quality enhancements are on track to roll out in the third quarter.

Adjusted operating segment income increased by 23.2% and reported operating segment income increased by 31.5%. Lower input costs were a significant contributor to the increased profit. Higher sales also contributed to earnings growth. In line with the company’s growth strategy, MAP investment for the quarter was meaningfully increased from the prior year.

Foodservice/Other

The Foodservice/Other segment reported solid results, with increased net sales of 2.8% behind volume gains in both commodity meats and Foodservice meats. In Foodservice bakery, volumes declined but showed signs of stabilization.

Adjusted operating segment income increased by 8.5% and reported operating segment income decreased by 4.1%. The increase in adjusted operating segment income resulted from higher volume and lower commodity input costs. These gains were partially offset by negative mix from high commodity meat sales and higher bakery production costs.

HILLSHIRE BRANDS DELIVERS STRONG SECOND QUARTER – PAGE 3

Corporate

Excluding significant items, corporate expenses of $13 million decreased $4 million versus the second quarter of fiscal 2012 on lower headcount and the benefit of cost saving initiatives. These reductions were partially offset by commodity mark-to-market losses of $4 million for the quarter versus $3 million in gains in the previous year.

Guidance and Outlook

After two quarters of strong business results, Hillshire Brands updated its fiscal 2013 guidance for adjusted diluted EPS to $1.60—$1.70, with slightly positive sales growth for the year. This guidance range reflects the first half results and the company’s strategy to continue to invest in brand building and capabilities. Additionally, the company expects commodity input costs to become more challenging as calendar year 2013 progresses.

Webcast and Form 10-Q

The Hillshire Brands Company’s review of its results for the second quarter and first half of fiscal 2013 will be broadcast live via the Internet today at 9:30 a.m. CST. The live webcast, together with the slides reviewed during the webcast, can be accessed in the Investor Relations section on www.hillshirebrands.com. For people who are unable to listen to the webcast live, a recording will be available on the website at 2:00 p.m. CST on the day of the webcast until July 31, 2013.

About The Hillshire Brands Company

The Hillshire Brands Company (NYSE: HSH) is a leader in meat-centric food solutions for the retail and foodservice markets. The company generates approximately $4 billion in annual sales and has approximately 9,500 employees. Hillshire Brands’ portfolio includes iconic brands such as Jimmy Dean, Ball Park, Hillshire Farm, State Fair, Sara Lee frozen bakery and Chef Pierre pies, as well as artisanal brands Aidells and Gallo Salame. For more information on the company, please visit www.hillshirebrands.com.

####

HILLSHIRE BRANDS DELIVERS STRONG SECOND QUARTER – PAGE 4

Forward-Looking Statements

This release contains forward-looking statements regarding Hillshire Brands’ business prospects and future financial results and metrics, including statements contained under the heading “CEO Perspective” and “Guidance and Outlook”. Forward-looking statements are typically preceded by terms such as “will,” “anticipates,” “intends,” “expects,” “likely” or “believes” and other similar terms. These forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events and are inherently uncertain.

Investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements, and the company wishes to caution readers not to place undue reliance on any forward-looking statements. Among the factors that could cause Hillshire Brands’ actual results to differ from such forward-looking statements are those described under Item 1A, Risk Factors, in Hillshire Brands’ most recent Annual Report on Form 10-K, as well as factors relating to:

•

Hillshire Brands’ spin-off of its international coffee and tea business in June 2012, including (i) Hillshire Brands’ ability to generate the anticipated benefits from the spin-off; (ii) the transition of leadership to a new senior management team and the departure of key personnel with historical knowledge; and (iii) potential tax liabilities and other indemnification obligations;

•

The consumer marketplace, such as (i) intense competition, including advertising, promotional and price competition; (ii) changes in consumer behavior due to economic conditions, such as a shift in consumer demand toward private label; (iii) fluctuations in raw material costs, Hillshire Brands’ ability to increase or maintain product prices in response to cost fluctuations and the impact on profitability; (iv) the impact of various food safety issues and regulations on sales and profitability of Hillshire Brands’ products; and (v) inherent risks in the marketplace associated with product innovations, including uncertainties about trade and consumer acceptance;

•

Hillshire Brands’ relationship with its customers, such as (i) a significant change in Hillshire Brands’ business with any of its major customers, such as Wal-Mart, its largest customer; and (ii) credit and other business risks associated with customers operating in a highly competitive retail environment; and

•

Other factors, such as (i) Hillshire Brands’ ability to generate margin improvement through cost reduction and productivity improvement initiatives; (ii) Hillshire Brands’ credit ratings, the impact of Hillshire Brands’ capital plans on such credit ratings and the impact these ratings and changes in these ratings may have on Hillshire Brands’ cost to borrow funds and access to capital/debt markets; and (iii) the settlement of a number of ongoing reviews of Hillshire Brands’ income tax filing positions and inherent uncertainties related to the interpretation of tax regulations in the jurisdictions in which Hillshire Brands transacts or has transacted business.

Hillshire Brands Delivers Strong Second Quarter – Page 5

Financial Summary—As Adjusted (1)

For the Quarter and Six Months ended Dec. 29, 2012 and Dec. 31, 2011 (in millions, except per share data—unaudited)

	Quarter ended			Six Months ended
	Dec. 29,	Dec. 31,	%	Dec. 29,	Dec. 31,	%
	2012	2011	Change	2012	2011	Change
Continuing operations:

Adjusted net sales:

Retail	$777	$761	2.2%	$1,496	$1,459	2.6%
Foodservice/Other	283	276	2.8	538	535	0.7
Intersegment	—	(2)		—	(6)

Total adjusted net sales	$1,060	$1,035	2.5%	$2,034	$1,988	2.3%

Adjusted operating income/(loss)

Retail	$112	$91	23.2%	$196	$149	31.8%
Foodservice/Other	28	27	8.5	53	49	9.6

Adjusted operating segment income	140	118	19.9%	249	198	26.4%

General corporate expenses	(8)	(19)		(20)	(37)
Mark-to-market derivatives gains/(losses)	(4)	3		1	(1)
Amortization of trademarks & intangibles	(1)	(1)		(2)	(2)

Total adjusted operating income	$127	$101	25.8%	$228	$158	44.2%

Adjusted income from continuing operations	$76	$56	33.6%	$136	$87	54.9%

Adjusted net income	$79	$178	(55.7)%	$141	$304	(53.7)%

Adjusted net Income attributable to Hillshire Brands:
Continuing operations	$76	$56	33.6%	$136	$87	54.9%
Discontinued operations	$3	$121	(97.7)%	$5	$214	(97.5)%

Adjusted diluted earnings per share:

Income from continuing operations	$0.62	$0.48	29.2%	$1.10	$0.74	48.6%

Net income	$0.64	$1.49	(57.0)%	$1.15	$2.54	(54.7)%

Adjusted operating margin:
Retail	14.4%	11.9%	2.5%	13.1%	10.2%	2.9%
Foodservice/Other	9.9	9.4	0.5	9.9	9.1	0.8

Total Hillshire Brands	12.0%	9.8%	2.2%	11.2%	8.0%	3.2%

(1)	Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures at end of this release

Hillshire Brands Delivers Strong Second Quarter – Page 6

Financial Summary—As Reported

For the Quarter and Six Months ended Dec. 29, 2012 and Dec. 31, 2011 (in millions, except per share data—unaudited)

	Quarter ended			Six Months ended
	Dec. 29,	Dec. 31,	%	Dec. 29,	Dec. 31,	%
	2012	2011	Change	2012	2011	Change
Continuing operations:

Net sales:

Retail	$777	$761	2.2%	$1,496	$1,459	2.6%
Foodservice/Other	283	294	(3.7)	538	587	(8.3)
Intersegment	—	(2)		—	(6)

Total net sales	$1,060	$1,053	0.7%	$2,034	$2,040	(0.3)%

Operating income/(loss)

Retail	$112	$85	31.5%	$198	$129	53.6%
Foodservice/Other	28	29	(4.1)	53	54	(2.1)

Operating segment income	140	114	22.5%	251	183	37.2%

General corporate expenses	(36)	(93)		(67)	(133)
Mark-to-market derivatives gains/(losses)	(4)	3		1	(1)
Amortization of trademarks & intangibles	(1)	(1)		(2)	(2)

Total operating income	$99	$23	NM	$183	$47	NM

Income from continuing operations	$58	$10	NM	$107	$15	NM

Net income	$65	$470	(86.1)%	$118	$252	(53.2)%

Net income attributable to Hillshire Brands:
Continuing operations	$58	$10	NM	$107	$15	NM
Discontinued operations	$7	$459	(98.5)%	$11	$234	(95.3)%

Diluted earnings per share:

Income from continuing operations	$0.47	$0.09	NM	$0.87	$0.13	NM

Net income	$0.53	$3.94	(86.5)%	$0.96	$2.10	(54.3)%

Operating margin:
Retail	14.4%	11.2%	3.2%	13.2%	8.8%	4.4%
Foodservice/Other	9.7	9.8	(0.1)	9.8	9.2	0.6

Total Hillshire Brands	9.3%	2.1%	7.2%	9.0%	2.3%	6.7%

NM = Not meaningful

Hillshire Brands Delivers Strong Second Quarter – Page 7

Consolidated Statements of Income
For the Quarters and Six Months ended Dec. 29, 2012 and Dec. 31, 2011 (in millions, except per share data—unaudited)

	Quarter ended		Six Months ended
	December 29, 2012	December 31, 2011	December 29, 2012	December 31, 2011
Continuing operations
Net sales	$1,060	$1,053	$2,034	$2,040

Cost of sales	728	755	1,408	1,469
Selling, general and administrative expenses	224	226	437	444
Net charges for exit activities, asset and business dispositions	9	45	6	66
Impairment charges	—	4	—	14

Operating income	99	23	183	47
Interest expense	11	22	22	45
Interest income	(1)	(1)	(3)	(2)

Income from continuing operations before income taxes	89	2	164	4
Income tax expense	31	(8)	57	(11)

Income from continuing operations	58	10	107	15

Discontinued operations:
Income (loss) from discontinued operations, net of tax expense (benefit) of $(3), $(8), $(2) and $57	7	92	9	(223)
Gain on sale of discontinued operations, net of tax expense of nil, $168, $1 and $338	—	368	2	460

Net income from discontinued operations	7	460	11	237

Net income	65	470	118	252
Less: Income from noncontrolling interests, net of tax Discontinued operations	—	1	—	3

Net Income attributable to Hillshire Brands	$65	$469	$118	$249

Amounts attributable to Hillshire Brands:
Net income from continuing operations	$58	$10	$107	$15
Net income from discontinued operations	7	459	11	234

Earnings per share of common stock:
Basic
Income from continuing operations	$0.47	$0.09	$0.88	$0.13
Net income	$0.53	$3.96	$0.97	$2.11
Average shares outstanding	123	118	122	118

Diluted
Income from continuing operations	$0.47	$0.09	$0.87	$0.13
Net income	$0.53	$3.94	$0.96	$2.10
Average shares outstanding	123	119	123	119
Cash dividends declared per share of common stock	$0.125	$0.575	$0.25	$0.575

Hillshire Brands Delivers Strong Second Quarter – Page 8

Net Sales Bridge
For the Quarter and Six Months ended December 29, 2012 (unaudited)

The following table illustrates the components of the change in net sales versus the prior year

Second Quarter ended Dec. 29, 2012	Retail	Foodservice/ Other	Total Business Segments
Volume	1.1%	6.6%	2.9%
Mix	0.7	(2.9)	(0.4)
Price	0.0	(1.0)	(0.3)
Other	0.4	0.1	0.3

Adjusted net sales* change	2.2	2.8	2.5

Dispositions	0.0	(6.5)	(1.8)

Total Net Sales Change	2.2%	(3.7)%	0.7%

First Six Months ended Dec. 29, 2012	Retail	Foodservice/ Other	Total Business Segments
Volume	1.7%	6.0%	3.1%
Mix	1.0	(4.0)	(0.4)
Price	(0.4)	(1.1)	(0.6)
Other	0.3	(0.2)	0.2

Adjusted net sales* change	2.6	0.7	2.3

Dispositions	0.0	(9.0)	(2.6)

Total Net Sales Change	2.6%	(8.3)%	(0.3)%

*	Adjusted net sales is a non-GAAP measure that excludes the impact of dispositions.

See detailed explanation of this and other non-GAAP measures in this release.

Hillshire Brands Delivers Strong Second Quarter – Page 9

Condensed Consolidated Balance Sheet Data
At December 29, 2012 and June 30, 2012 (in millions—unaudited)

	December 29, 2012	June 30, 2012
Assets
Cash and equivalents	$299	235
Trade accounts receivable, less allowances	229	248
Inventories	292	288
Current deferred income taxes	104	114
Income tax receivable	21	52
Other current assets	46	65
Assets held for sale	39	—

Total current assets	1,030	1,002
Property, net of accumulated depreciation of $1,231 and $1,245, respectively	829	847
Trademarks and other identifiable intangibles	127	132
Goodwill	348	348
Deferred income taxes	26	36
Other noncurrent assets	79	80
Noncurrent assets held for sale	28	5

	$2,467	$2,450

Liabilities and Equity
Accounts payable	$266	$359
Other accrued liabilities	403	469
Current maturities of long-term debt	10	5
Liabilities held for sale	27	—

Total current liabilities	706	833

Long-term debt	936	939
Pension obligation	157	166
Other liabilities	300	277
Noncurrent liabilities held for sale	1	—
Equity
Hillshire Brands common stockholders’ equity	367	235

	$2,467	$2,450

Hillshire Brands Delivers Strong Second Quarter – Page 10

Consolidated Statements of Cash Flows
For the Six Months Ended Dec. 29, 2012 and Dec. 31, 2011 (in millions—unaudited)

	Six Months ended
	Dec. 29, 2012	Dec. 31, 2011
Operating activities -
Net income/(loss)	$118	$252

Adjustments to reconcile net income to net cash from operating activities:
Depreciation	78	122
Amortization	8	20
Impairment charges	—	417
Net (gain) loss on business dispositions	(9)	(802)
Pension contributions, net of expense	(5)	(127)
Increase (decrease) in deferred income taxes	18	113
Other	(1)	37
Changes in current assets and liabilities, net of businesses acquired and sold:
Trade accounts receivable	6	8
Inventories	(18)	(113)
Other current assets	16	(34)
Accounts payable	(57)	(10)
Accrued liabilities	(57)	(2)
Accrued taxes	32	152

Net cash from operating activities	129	33

Investing activities—
Purchases of property and equipment	(79)	(128)
Purchases of software and other intangibles	(3)	(19)
Acquisitions of businesses	—	(29)
Dispositions of businesses and investments	16	1,451
Cash received from derivative transactions	3	25
Sales of assets	1	1

Net cash received from investing activities	(62)	1,301

Financing activities—
Issuances of common stock	39	36
Purchases of common stock	—	—
Borrowings of other debt	—	142
Repayments of other debt and derivatives	(5)	(242)
Net change in financing with less than 90-day maturities	—	(197)
Purchase of noncontrolling interest	—	(10)
Payments of dividends	(31)	(135)

Net cash from ( used in) financing activities	3	(406)

Effect of changes in foreign exchange rates on cash	—	(243)

Increase in cash and equivalents	70	685
Add: Cash balances of discontinued operations at beginning of year	—	1,992
Less: Cash balances of discontinued operations at end of period	(6)	(2,610)
Cash and equivalents at beginning of year	235	74

Cash and equivalents at end of period	$299	$141

Supplemental cash flow data:

Cash paid for restructuring actions	$48	$146
Cash contributions to pension plans	3	121
Cash paid for income taxes	6	120

Hillshire Brands Delivers Strong Second Quarter – Page 11

Operating Results by Business Segment
For the Quarters ended Dec. 29, 2012 and Dec. 31, 2011 (in millions—unaudited)

	As Reported	Dispositions	As Adjusted (1)
Second Quarter 2013
Net sales:
Retail	$777	$—	$777
Foodservice/Other	283	—	283
Intersegment	—	—	—

Total net sales	$1,060	$—	$1,060

Second Quarter 2012
Net sales:
Retail	$761	$—	$761
Foodservice/Other	294	18	276
Intersegment	(2)	—	(2)

Total net sales	$1,053	$18	$1,035

Second Quarter 2013	As Reported	Dispositions	Restructuring Actions	Accelerated Depreciation	Impairment Charges	Other Significant Items	As Adjusted (1)
Operating income:
Retail	$112	$—	$—	$—	$—	$—	$112
Foodservice/Other	28	—	—	—	—	—	28

Total operating segment income	140	—	—	—	—	—	140

General corporate expenses	(36)	—	(15)	(10)	—	(3)	(8)
Mark-to-market derivative gains/(losses)	(4)	—	—	—	—	—	(4)
Amortization of trademarks/intangibles	(1)	—	—	—	—	—	(1)

Operating income	$99	$—	$(15)	$(10)	$—	$(3)	$127

Operating margin	9.3%						12.0%

Second Quarter 2012
Operating income:
Retail	$85	$—	$—	$(6)	$—	$—	$91
Foodservice/Other	29	3	(1)	—	—	—	27

Total operating segment income	114	3	(1)	(6)	—	—	118

General corporate expenses	(93)	—	(59)	—	(4)	(11)	(19)
Mark-to-market derivative gains/(losses)	3	—	—	—	—	—	3
Amortization of trademarks/intangibles	(1)	—	—	—	—	—	(1)

Operating income	$23	$3	$(60)	$(6)	$(4)	$(11)	$101

Operating margin	2.1%						9.8%

(1)	Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures at end of this release

Hillshire Brands Delivers Strong Second Quarter – Page 12

Operating Results by Business Segment

For the Six Months ended Dec. 29, 2012 and Dec. 31, 2011 (in millions—unaudited)

	As Reported	Dispositions	As Adjusted (1)
First Six Months 2013
Net sales:
Retail	$1,496	$—	$1,496
Foodservice/Other	538	—	538
Intersegment	—	—	—

Total net sales	$2,034	$—	$2,034

First Six Months 2012
Net sales:
Retail	$1,459	$—	$1,459
Foodservice/Other	587	52	535
Intersegment	(6)	—	(6)

Total net sales	$2,040	$52	$1,988

	As Reported	Dispositions	Restructuring Actions	Accelerated Depreciation	Impairment Charges	Other Significant Items	As Adjusted (1)
First Six Months 2013
Operating income:
Retail	$198	$3	$—	$(1)	$—	$—	$196
Foodservice/Other	53	2	—	(2)	—	—	53

Total operating segment income	251	5	—	(3)	—	—	249

General corporate expenses	(67)	—	(26)	(18)	—	(3)	(20)
Mark-to-market derivative gains/(losses)	1	—	—	—	—	—	1
Amortization of trademarks/intangibles	(2)	—	—	—	—	—	(2)

Operating income	$183	$5	$(26)	$(21)	$—	$(3)	$228

Operating margin	9.0%						11.2%

First Six Months 2012
Operating income:
Retail	$129	$—	$(8)	$(12)	$—	$—	$149
Foodservice/Other	54	7	(2)	—	—	—	49

Total operating segment income	183	7	(10)	(12)	—	—	198

General corporate expenses	(133)	—	(89)	—	(14)	7	(37)
Mark-to-market derivative gains/(losses)	(1)	—	—	—	—	—	(1)
Amortization of trademarks/intangibles	(2)	—	—	—	—	—	(2)

Operating income	$47	$7	$(99)	$(12)	$(14)	$7	$158

Operating margin	2.3%						8.0%

(1)	Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures at end of this release

Hillshire Brands Delivers Strong Second Quarter – Page 13

Significant Items

Quarters ended Dec. 29, 2012 and Dec. 31, 2011 (in millions, except per share data—unaudited)

	Quarter ended Dec. 29, 2012			Quarter ended Dec. 31, 2011
(In millions except per share data)	Pretax Impact	Net Income/(loss)	Diluted EPS Impact (1)	Pretax Impact	Net Income/(loss)	Diluted EPS Impact (1)
Continuing Operations:
Restructuring actions:
Severance/ retention costs	$—	$—	$—	$(2)	$(2)	$(0.01)
Lease and contractual obligation exit costs	(10)	(6)	(0.05)	(44)	(28)	(0.23)
Consulting/advisory and other costs	(5)	(4)	(0.03)	(14)	(10)	(0.09)
Accelerated depreciation	(10)	(6)	(0.05)	(6)	(3)	(0.03)

Total restructuring actions	(25)	(16)	(0.13)	(66)	(43)	(0.37)

Gain on Hanesbrands Inc. tax settlment	—	—	—	—	5	0.04
Impairment charges	—	—	—	(4)	(3)	(0.02)
Litigation accrual	—	—	—	(11)	(7)	(0.06)
Pension settlement/withdrawal/other	(3)	(2)	(0.01)	—	—	—
Tax indemnification accrual adjustment	—	—	—	—	2	0.02

Impact of significant items on income from continuing operations	(28)	(18)	(0.15)	(81)	(46)	(0.39)

Discontinued operations:
Restructuring actions:
Severance/ retention costs	1	1	—	(21)	(14)	(0.12)
Lease and contractual obligation exit costs	—	—	—	(32)	(24)	(0.20)
Consulting/advisory costs	(2)	(2)	(0.01)	(30)	(26)	(0.20)
Impairment charges	—	—	—	(25)	(17)	(0.14)
Gain on the sale of discontinued operations	—	—	—	536	368	3.09
Thailand flood loss	—	—	—	(2)	(1)	(0.01)
Pension curtailment/withdrawal/other	1	1	—	(3)	(2)	(0.01)
Tax basis difference adjustment	—	4	0.03	—	71	0.59
Tax audit settlement/reserve adjustment	—	—	—	—	(1)	(0.01)
Tax valuation allowance adjustment	—	—	—	—	2	0.01
Tax on unremitted earnings	—	—	—	—	(18)	(0.15)

Impact of significant items on income/(loss) from discontinued operations	—	4	0.03	423	338	2.84

Impact of significant items on net income/(loss)	$(28)	$(14)	$(0.11)	$342	$292	$2.45

Impact of significant items on income from continuing operations before income taxes

Cost of sales	$(1)	$(5)
Selling, general and administrative expenses	(18)	(27)
Exit and business dispositions	(9)	(45)
Impairment charges	—	(4)

Total	$(28)	$(81)

Notes:

(1)	EPS amounts are rounded to the nearest $0.01 and may not add to the total.

Hillshire Brands Delivers Strong Second Quarter – Page 14

Significant Items
Six Months ended Dec. 29, 2012 and Dec. 31, 2011 (in millions, except per share data—unaudited)

	Six Months ended Dec. 29, 2012			Six Months ended Dec. 31, 2011
(In millions except per share data)	Pretax Impact	Net Income/ (loss)	Diluted EPS Impact (1)	Pretax Impact	Net Income/ (loss)	Diluted EPS Impact (1)
Continuing Operations:
Restructuring actions:
Severance/ retention costs	$—	$—	$—	$(18)	$(12)	$(0.10)
Lease and contractual obligation exit costs	(13)	(8)	(0.07)	(50)	(32)	(0.26)
Consulting/advisory and other costs	(13)	(9)	(0.07)	(31)	(24)	(0.21)
Income from asset dispositions	5	3	0.03	—	—	—
Accelerated depreciation	(21)	(13)	(0.11)	(12)	(7)	(0.06)

Total restructuring actions	(42)	(27)	(0.22)	(111)	(75)	(0.63)
Gain on Hanesbrands Inc. tax settlment	—	—	—	15	15	0.12
Impairment charges	—	—	—	(14)	(9)	(0.07)
Pension settlement/withdrawal/other	(3)	(2)	(0.02)	—	—	—
Litigation accrual	—	—	—	(11)	(7)	(0.06)
Tax indemnification accrual adjustment	—	—	—	3	4	0.03

Impact of significant items on income from continuing operations	(45)	(29)	(0.23)	(118)	(72)	(0.61)

Discontinued operations:
Restructuring actions:
Severance/ retention costs	1	1	—	(34)	(24)	(0.20)
Lease and contractual obligation exit costs	—	—	—	(32)	(24)	(0.20)
Consulting/advisory costs	(3)	(2)	(0.02)	(54)	(44)	(0.36)
Impairment charges	—	—	—	(404)	(358)	(3.01)
Gain on the sale of discontinued operations	3	2	0.2	798	460	3.87
Pension curtailment/withdrawal/other	1	1	—	(3)	(2)	(0.01)
Thailand Flood loss	—	—	—	(2)	(1)	(0.01)
Tax basis difference adjustment	—	4	0.04	—	189	1.59
Tax audit settlement/reserve adjustments	—	—	—	—	69	0.58
Tax valuation allowance adjustment	—	—	—	—	(73)	(0.62)
Tax on unremitted earnings	—	—	—	—	(172)	(1.45)

Impact of significant items on income from discontinued operations	2	6	0.05	269	20	0.17

Impact of significant items on net income	$43	$23	$(0.19)	$151	$(52)	$(0.44)

Impact of significant items on income from continuing operations before income taxes

Cost of sales	$(4)	$(11)
Selling, general and administrative expenses	(35)	(27)
Exit and business dispositions	(6)	(66)
Impairment charges	—	(14)

Total	$(45)	$(118)

Notes:

(1)	EPS amounts are rounded to the nearest $0.01 and may not add to the total.

Hillshire Brands Delivers Strong Second Quarter – Page 15

EPS Reconciliation—Reported to Adjusted

Quarters ended Dec. 29, 2012 and Dec. 31, 2011 (in millions, except per share data—unaudited)

	Quarter ended Dec. 29, 2012			Quarter ended Dec. 31, 2011
	As Reported	Impact of Significant Items	Adjusted (1)	As Reported	Impact of Significant Items	Adjusted (1)
Continuing operations:

Income from continuing operations before income taxes	$89	$(28)	$117	$2	$(81)	$83
Income tax expense (benefit)	31	(10)	41	(8)	(35)	27

Income from continuing operations	58	(18)	76	10	(46)	56

Discontinued operations:

Income from discontinued operations, net of tax	7	4	3	92	(30)	122
Gain on sale of discontinued operations, net of tax	—	—	—	368	368	—

Net income from discontinued operations	7	4	3	460	338	122

Net income	65	(14)	79	470	292	178

Less: Income from noncontrolling interests, net of tax
Discontinued operations	—	—	—	1	—	1

Net income attributable to Hillshire Brands	$65	$(14)	$79	$469	$292	$177

Amounts attributable to Hillshire Brands:
Net income from continuing operations	$58	$(18)	$76	$10	$(46)	$56
Net income from discontinued operations	7	4	3	459	338	121
Earnings per share of common stock:
Diluted
Income from continuing operations	$0.47	$(0.15)	$0.62	$0.09	$(0.39)	$0.48
Net income	$0.53	$(0.11)	$0.64	$3.94	$2.45	$1.49
Effective tax rate—continuing operations	34.4%		34.9%	(420.1)%		31.9%

(1)	Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures at end of this release

Hillshire Brands Delivers Strong Second Quarter – Page 16

EPS Reconciliation—Reported to Adjusted

Six Months ended Dec. 29, 2012 and Dec. 31, 2011 (in millions, except per share data—unaudited)

	Six Months ended Dec. 29, 2012			Six Months ended Dec. 31, 2011
	As Reported	Impact of Significant Items	Adjusted (1)	As Reported	Impact of Significant Items	Adjusted (1)
Continuing operations:

Income from continuing operations before income taxes	$164	$(45)	$209	$4	$(118)	$122
Income tax expense (benefit)	57	(16)	73	(11)	(46)	35

Income from continuing operations	107	(29)	136	15	(72)	87

Discontinued operations:

Income from discontinued operations, net of tax	9	4	5	(223)	(440)	217
Gain on sale of discontinued operations, net of tax	2	2	—	460	460	—

Net income from discontinued operations	11	6	5	237	20	217

Net income	118	(23)	141	252	(52)	304

Less: Income from noncontrolling interests, net of tax
Discontinued operations	—	—	—	3	—	3

Net income attributable to Hillshire Brands	$118	$(23)	$141	$249	$(52)	$301

Amounts attributable to Hillshire Brands:
Net income from continuing operations	$107	$(29)	$136	$15	$(72)	$87
Net income from discontinued operations	11	6	5	234	20	214

Earnings per share of common stock:
Diluted
Income from continuing operations	$0.87	$(0.23)	$1.10	$0.13	$(0.61)	$0.74
Net income	$0.96	$(0.19)	$1.15	$2.10	$(0.44)	$2.54
Effective tax rate—continuing operations	34.8%		35.2%	(277.4)%		28.8%

(1)	Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures at end of this release.

Hillshire Brands Delivers Strong Second Quarter – Page 17

Operating Income Reconciliation—Reported to Adjusted

Quarters ended Dec. 29, 2012 and Dec. 31, 2011 (in millions, except per share data—unaudited)

	Quarter ended Dec. 29, 2012
	As Reported	Impact of Significant Items	Dispositions	Adjusted (1)
Net Sales	$1,060	$—	$—	$1,060
Cost of Sales	728	1	—	727

Gross Profit	332	(1)	—	333

MAP Expense	42	—	—	42
SG&A (excluding MAP)	182	18	—	164
Net charges for exit activities, asset and business dispositions	9	9	—	—
Impairment charges	—	—	—	—

Operating income	$99	$(28)	$—	$127

	Quarter ended Dec. 31, 2011
	As Reported	Impact of Significant Items	Dispositions	Adjusted (1)
Net Sales	$1,053	$—	$18	$1,035
Cost of Sales	755	5	11	739

Gross Profit	298	(5)	7	296

MAP Expense	30	—	1	29
SG&A (excluding MAP)	196	27	3	166
Net charges for exit activities, asset and business dispositions	45	45	—	—
Impairment charges	4	4	—	—

Operating income	$23	$(81)	$3	$101

(1)	Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures at end of this release.

Hillshire Brands Delivers Strong Second Quarter – Page 18

Operating Income Reconciliation—Reported to Adjusted

Six Months ended Dec. 29, 2012 and Dec. 31, 2011 (in millions, except per share data—unaudited)

	Six Months ended Dec. 29, 2012
	As Reported	Impact of Significant Items	Dispositions	Adjusted (1)
Net Sales	$2,034	$—	$—	$2,034
Cost of Sales	1,408	4	—	1,404

Gross Profit	626	(4)	—	630

MAP Expense	88	—	—	88
SG&A (excluding MAP)	349	35	—	314
Net charges for exit activities, asset and business dispositions	6	6	—	—
Impairment charges	—	—	—	—

Operating income	$183	$(45)	$—	$228

	Six Months ended Dec. 31, 2011
	As Reported	Impact of Significant Items	Dispositions	Adjusted (1)
Net Sales	$2,040	$—	$52	$1,988
Cost of Sales	1,469	11	37	1,421

Gross Profit	571	(11)	15	567

MAP Expense	77	—	1	76
SG&A (excluding MAP)	367	27	7	333
Net charges for exit activities, asset and business dispositions	66	66	—	—
Impairment charges	14	14	—	—

Operating income	$47	$(118)	$7	$158

(1)	Represents a non-GAAP financial measure. See detailed explanation of these and other non-GAAP measures at end of this release.

HILLSHIRE BRANDS DELIVERS STRONG SECOND QUARTER – PAGE 19

Explanation of Non-GAAP Financial Measures

Management measures and reports Hillshire Brands’ financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). In this release, Hillshire Brands highlights certain items that have significantly impacted the company’s financial results and uses several non-GAAP financial measures to help investors understand the financial impact of these significant items. Other companies may calculate these non-GAAP financial measures differently than Hillshire Brands.

“Significant items” are income or charges (and related tax impact) that management believes have had or are likely to have a significant impact on the earnings of the applicable business segment or on the total company for the period in which the item is recognized, are not indicative of the company’s core operating results and affect the comparability of underlying results from period to period. Significant items may include, but are not limited to: charges for exit activities; consulting and advisory costs; lease and contractual obligation exit costs; impairment charges; tax charges on deemed repatriated earnings; tax costs and benefits resulting from the disposition of a business; impact of tax law changes; gains on the sale of discontinued operations; changes in tax valuation allowances; and favorable or unfavorable resolution of open tax matters based on the finalization of tax authority examinations or the expiration of statutes of limitations. Management highlights significant items to provide greater transparency into the underlying sales or profit trends of Hillshire Brands or the applicable business segment or discontinued operations and to enable more meaningful comparability between financial results from period to period. Additionally, Hillshire Brands believes that investors desire to understand the impact of these factors to better project and assess the longer term trends and future financial performance of the company.

This release contains certain non-GAAP financial measures that exclude from a financial measure computed in accordance with GAAP the impact of the significant items and the impact of dispositions. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Hillshire Brands’ business that, when viewed together with Hillshire Brands’ financial results computed in accordance with GAAP, provide a more complete understanding of factors and trends affecting Hillshire Brands’ historical financial performance and projected future operating results, greater transparency of underlying profit trends and greater comparability of results across periods. These non-GAAP financial measures are not intended to be a substitute for the comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

In addition, investors frequently have requested information from management regarding the impact of significant items. Management believes, based on feedback it has received during earnings calls and discussions with investors, that these non-GAAP measures enhance investors’ ability to assess Hillshire Brands’ historical and projected future financial performance. Management also uses certain of these non-GAAP financial measures, in conjunction with the GAAP financial measures, to understand, manage and evaluate our businesses, in planning for and forecasting financial results for future periods, and as one factor in determining achievement of incentive compensation. Two of the five performance measures under Hillshire Brands’ annual incentive plan are net sales and earnings before interest and taxes (EBIT), which are the reported amounts as adjusted for significant items and other items. Many of the significant items will recur in future periods; however, the amount and frequency of each significant item varies from period to period.

HILLSHIRE BRANDS DELIVERS STRONG SECOND QUARTER – PAGE 20

The following is an explanation of the non-GAAP financial measures presented in this release.

“Adjusted Diluted EPS” excludes from diluted EPS for continuing operations the per share impact of significant items.

“Adjusted Net Income” excludes from net income the impact of significant items related to both continuing and discontinued operations recognized in the fiscal period presented. It does not exclude the impact of businesses that have been exited or divested and does not exclude the impact of businesses acquired after the start of the fiscal period presented. Results for businesses acquired are included from the date of acquisition onward.

“Adjusted Net Sales” for continuing operations for all segments combined or for an indicated business segment excludes from net sales as reported the impact of businesses that have been exited or divested for all periods presented but does not exclude the impact of businesses acquired after the start of the fiscal period presented. Results for businesses acquired are included from the date of acquisition onward.

“Adjusted Operating Income” for continuing operations excludes from operating income the impact of significant items. It also excludes the results of businesses that have been exited or divested for all periods presented but does not exclude the impact of businesses acquired after the start of the fiscal period presented. Results for businesses acquired are included from the date of acquisition onward.

“Adjusted Operating Segment Margin” for continuing operations or an indicated business segment equals adjusted operating segment income for a business segment divided by adjusted net sales for that business segment.

“Adjusted Operating Segment Income” for all business segments combined or for an indicated business segment excludes from the applicable operating segment income measure the impact of significant items recognized by that portion of the business during the fiscal period presented and excludes the results of businesses that have been exited or divested for all periods presented but does not exclude the impact of businesses acquired after the start of the fiscal period presented. Results for businesses acquired are included from the date of acquisition onward.

“Adjusted Income from Continuing Operations” excludes from income from continuing operations the impact of significant items related to continuing operations recognized in the fiscal period presented. It does not exclude the impact of businesses that have been exited or divested and does not exclude the impact of businesses acquired after the start of the fiscal period presented. Results for businesses acquired are included from the date of acquisition onward.